ZEA CAPITAL FUND LLC
FREQUENTLY ASKED QUESTIONS

What is the mission of the Zea Capital Fund?

The mission of Zea Capital Fund is to provide members of the Iowa Corn Growers Association and other investors with an opportunity to realize favorable risk-adjusted returns via a portfolio of investments in private companies with strong growth and valuation potential, while helping to grow Midwest firms and their local economies.

What is Zea Capital's investment objective?

Zea Capital Fund's investment objective is long-term capital appreciation for its investors. The Fund will seek to achieve this objective by investing primarily in stock of private companies. Zea will focus on smaller investment opportunities with the majority of financings in companies seeking less than $5 million. There can be no assurance that the Fund will achieve its investment objective.

Why did the Iowa Corn Growers Association (ICGA) form the Zea Capital Fund?

ICGA members told the association that they need a wealth-building and potential legacy-planning investment option that could enhance their long-term financial planning. Zea Capital offers investors the opportunity to utilize an investment strategy typically available only to very wealthy individuals and large institutional investors: *private equity.*

Why do I need to be a member of the ICGA (or another state's association) to invest in Zea?

The Board of Directors of Zea Capital considers its partnership with ICGA and other state corn grower associations to be a strong contributor to the Fund's success. The ICGA believes that its members and those of affiliated associations in other states should have access to unique benefits that are not available to non-members.

Who will manage the investments in the Zea Capital Fund?

The Zea Capital Fund will be managed by AAVIN Equity Advisors, LLC, a registered investment adviser located in Cedar Rapids, Iowa.

How was AAVIN selected as the investment adviser for the Zea Capital Fund?

ICGA organized the Zea Capital Fund through a subsidiary, which elected a Board of Directors for the Fund. The Board conducted an extensive review and assessment of more than a dozen possible investment advisers. AAVIN Equity Advisors, based in Cedar Rapids, Iowa, was selected based on its experience, track record in private equity investments, investment strategy, focus on the Midwest, and its deep roots in Iowa.

What types of companies will Zea invest in? Will the Fund be limited to agricultural and corn-related businesses?

Zea Capital will invest in private companies located primarily in the Midwest. The Fund intends to invest across a variety of industries including manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services, and agriculture related products and services. It will not be limited to corn-related and agricultural businesses.

What types of securities will the Fund invest in?

The Fund will primarily invest in privately-issued preferred stock, common stock and subordinated debt with equity features, such as warrants or conversion privileges.

Will AAVIN be confined to any particular geography when looking for investment opportunities?

No. However, Zea intends to make the majority of its investments in privately-held companies located primarily in the Midwest, including Iowa and surrounding states.

What is private equity?

Private equity and venture capital funds usually invest capital in a portfolio of privately owned (not publicly listed or traded) companies. These investments are made in a series of separately negotiated transactions with the portfolio companies and are typically made over the course of four to six years. In contrast to publicly-traded stocks and bonds, private equity funds are classified as "alternative assets," along with real estate and other illiquid investments.

How to do I make an investment in Zea Capital?

To come: An investment in the Zea Capital Fund must be made through a qualified placement agent or qualified selling agent. Please contact Nations Financial Group at 1-800-351-2471 for more information or to request a prospectus or go to www.zeacapital.com.

What is the minimum investment?

Units are intended for retail investors and require an individual minimum investment of $25,000. Zea must receive aggregate subscriptions for at least 2,400,000 units ($30 million) before Zea will effect the offering. The subscriptions will remain in an escrow account until 2,400,000 units are sold.

Can I direct retirement funds and IRA contributions toward an investment in Zea Capital?

Yes, you can. An investment in Zea can be held in self-directed IRAs, Roth IRAs and certain other qualified retirement plans.

What are the requirements for investing in Zea Capital?

Zea is a public offering and is open to investors in selected states where it has registered its securities for sale. Investors must meet various suitability requirements as determined by the selling agent. For example, Iowa residents must have:

- either an annual gross income of at least $70,000 and net worth of at least $70,000, or net worth of at least $250,000, and
- no more than 10% of their net worth in the Fund.

"Net worth" does not include the value of one's home, home furnishings or automobiles.

Investors must be or become a member of ICGA or other NCGA-affiliated state association prior to investing in the Fund.

An investment in the Fund must also be otherwise suitable for an investor in light of the investor's age, investment objectives and financial needs.

What is the liquidity of the Zea Capital investment?

The Fund will not be listed on any stock exchange. No market will develop for Zea units, and transferability of the units is restricted. Therefore, you should consider an investment in Zea as long-term in nature and invest only if you believe you will hold the units throughout the expected life of the fund.

Can I transfer Zea Capital units?

Transfers may be permitted with certain restrictions. In order to maintain partnership taxation status, Zea must restrict the number of units which may be transferred in any one fiscal year to 2% of the outstanding total units (subject to certain exclusions). For example, if 4,800,000 units are issued in the offering, no more than 96,000 units could be transferred in any fiscal year. Any proposed transfer is subject to the conditions and restrictions on transfer provided in Zea's Operating Agreement.

How is an investment in Zea Capital unique?

An investment in Zea is unique in that it allows individuals with modestly-sized investment portfolios the opportunity to participate in private

equity investments, without the traditionally high upfront minimum investment requirements that are typical of private equity funds. Historically, private equity has only been available to high net worth individuals and institutions. Zea, through its business development company structure, is organized to accommodate a large number of smaller investors.

What is a business development company?

A business development company (BDC) is a special type of investment company formed under the Investment Company Act of 1940, and registered under the Securities Exchange Act of 1934. BDCs primarily invest in small, privately-owned companies.

Why the name Zea Capital?

The name Zea was selected because of the formation of Zea by the Iowa Corn Grower's Association, and a desire to maintain that identification in the name of the fund. The Latin term for corn is *zea mays*, hence the name Zea Capital Fund.

Who do I contact if I have questions about the Zea Capital Fund?

The best way to receive information about the Zea Capital Fund is to contact Nations Financial Group at 1-800-351-2471. You may also visit the Zea website at zeacapital.com or call 1-800-351-2471.

What are the risks associated with investing in Zea Capital?

There can be no assurance that the Fund's investment objective will be achieved. Distributions are not guaranteed. This investment is subject to substantial risks as described in its prospectus, including, but not limited to:

- The Fund has no operating history and is dependent upon AAVIN's personnel for its success.
- The incentive fee payable to AAVIN creates incentives, which may conflict with investors' interests.
- The Fund's affiliations, such as with the ICGA, may create conflicts of interest.
- As a BDC, the Fund will be limited in its ability to engage in transactions with affiliates, and it will face restrictions in its investments.
- The Fund's initial investments may not return enough to fund ongoing expenses, so investors' capital will be used to pay management fees and other expenses in years before the Fund is able to realize gains on its primary investments.
- It will take several years for the Fund to fully invest its capital, and the Fund has not identified any investments.
- The Fund's portfolio investments will be valued at fair value as determined in good faith by its Board of Directors, and as a result, there will be uncertainty as to the value of the Fund's assets.
- When the Fund is a minority investor, it will not be able to control a portfolio company's operations.
- The Fund's investments will be illiquid, which means if it needs to liquidate an investment, its ability to do so will be impaired and the price which it can receive could be reduced.
- Changes in laws or regulations applicable to the Fund could significantly affect the Fund's operations and the cost of doing business.
- It is possible that distributions may be less than the original amount invested.
- There is no public market for this investment.
- Substantial fees will be paid to the affiliated sponsor.
- The Fund is subject to special risks associated with small-company private financings such as:
  - The possibility of portfolio company declining performance or failure.
  - The possibility that growth expectations will not be met.
  - The possibility of declining general economic conditions.
  - The possibility of declining sector/industry conditions.
  - The possibility of exit strategy failure.
- AAVIN has no prior fund managment experience with a vehicle organized as a BDC.
- The Fund is subject to other risks as described in the prospectus.

What are the fees associated with investing in Zea Capital?

Management Fees and Performance Sharing

The investment adviser will be paid 2.5% of the Fund's net asset value per year as a management fee. The investment adviser will be paid 20% of the Fund's capital gains, after investors first receive a priority return of 8% per year.

Sales Commission

- Investors who are members of a state association before the offering will pay the selling party a commission of 5% per Unit purchased.
- Investors who were not previously members of a state association will pay the selling agent a commission of 6% per Unit purchased.
- Investors who purchase from a selling party, that was introduced to the placement agent by a wholesaler, will pay an additional commission of up to 2% per unit to the wholesaler.
- Selling party compensation may be reduced in some cases as described in the prospectus.